SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C.  20549
                    FORM 8-K
           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (date of earliest event reported): August 20, 2002

BANC ONE HELOC TRUST 1999-1
   (Exact name of registrant as specified in its charter)

 United States     333-59845-01     36-7282500
 (State or Other 	(Commission File	(I.R.S Employer
Jurisdiction of  	 Number)		Identification
Incorporation					Number)

c/o Bank One, National Association
Corporate Trust Services Division - 1 N. State Street,
9th Floor
Chicago IL
(Address of Principal Executive Offices)

60670
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1999-1, a Trust created pursuant to the Pooling Agreement, dated May 31, 1999, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated August 20, 2002.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date August 20, 2002.
		 Principal		   Interest	       Ending Balance
Cede & Co.	$5,338,023.50	$ 346,767.23	$199,647,533.00


B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.   Monthly Statement to Certificateholders dated
August 20, 2002

Statement to Certificateholders (Page 1 of 2)

Distribution Date:						8/20/02

	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
	(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed			0.693534
	Investor Certificate Interest Shortfall Distributed		0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

	Managed Amortization Period ? (Yes=1; No=0)			1
	Investors Certificate Principal Distributed					10.676047
	  Principal Distribution Amount					10.828939
	     Maximum Principal Payment					19.392198
	     Alternative Principal Payment					10.828939
	     Principal Collections less Additional Balances		10.828939
	  Investor Loss Amount Distributed to Investors			0.205735
	  Accelerated Principal Distribution Amount		-0.358627
	  Credit Enhancement Draw Amount				0.00

	Total Amount Distributed to Certificateholders (P & I) 11.369581

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance			204,985,556.50
	Ending Investor Certificate Balance				199,647,533.00
	Beginning Invested Amount					211,871,376.23
	Ending Invested Amount					206,354,039.28
	Investor Certificateholder Floating Allocation Percentage	95.4726%
	Pool Factor					0.3992951
	Liquidation Loss Amount for Liquidated Loans	107,745.51
	Unreimbursed Liquidation Loss Amount			0.00

C.	POOL INFORMATION

	Beginning Pool Balance		221,918,490.25
	Ending Pool Balance		216,396,275.24
	Servicing Fee			92,466.04

D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate	2.100000%
	LIBOR Rate				1.840000%
	Maximum Rate			4.973886%

E.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	    No. of Accounts		78
	   Trust Balances			2,397,942.01
	Delinquent 60-89 days
	    No. of Accounts		45
	   Trust Balances			1,346,035.17
	Delinquent 90+ days
	    No. of Accounts		87
	   Trust Balances			3,316,330.84
	Delinquent 9+ Months
	    No. of Accounts		0
	   Trust Balances			0.00
	REO
	    No. of Accounts		0
	   Trust Balances			0.00


Statement to Certificateholders (Page 2 of 2)

Distribution Date:						8/20/02

	IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 16th day of August, 2002


		       Bank One, N.A.
		       as Servicer

			/s/ Michael J. Grubb
		       _______________________________________

			 Michael J. Grubb
		       First Vice President

	Distribution List:

	"   Keith Richardson - Bank One, N.A."



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1999-1

By:	/s/ Keith Richardson
Name:	Keith Richardson
Dated August 20, 2002